THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER OR SALE IS NOT PERMITTED.

                             SUBJECT TO COMPLETION

                          PRELIMINARY PROSPECTUS DATED
                               DECEMBER 28, 2010

                        THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                _________, 2011

                            WHG DIVIDEND GROWTH FUND
                             TICKER SYMBOL: _______

                              INSTITUTIONAL SHARES

                              INVESTMENT ADVISER:
                           WESTWOOD MANAGEMENT CORP.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

                                                                            Page
FUND SUMMARY ................................................................. 1
   INVESTMENT OBJECTIVE ...................................................... 1
   FUND FEES AND EXPENSES .................................................... 1
   PRINCIPAL INVESTMENT STRATEGIES ........................................... 2
   PRINCIPAL RISKS OF INVESTING IN THE FUND .................................. 2
   PERFORMANCE INFORMATION ................................................... 5
   INVESTMENT ADVISER ........................................................ 6
   PORTFOLIO MANAGER ......................................................... 6
   PURCHASE AND SALE OF FUND SHARES .......................................... 6
   TAX INFORMATION ........................................................... 7
   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
       INTERMEDIARIES ........................................................ 7
MORE INFORMATION ABOUT RISK .................................................. 7
MORE INFORMATION ABOUT THE FUND'S INVESTMENT STRATEGY ........................ 8
INFORMATION ABOUT PORTFOLIO HOLDINGS .........................................10
INVESTMENT ADVISER ...........................................................10
PORTFOLIO MANAGER ............................................................11
PURCHASING, SELLING AND EXCHANGING FUND SHARES ...............................11
SHAREHOLDER SERVICING ARRANGEMENTS ...........................................16
PAYMENTS TO FINANCIAL INTERMEDIARIES .........................................16
OTHER POLICIES ...............................................................17
DIVIDENDS AND DISTRIBUTIONS ..................................................19
TAXES ........................................................................19
FINANCIAL HIGHLIGHTS .........................................................21
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ....................... Back Cover

                            WHG DIVIDEND GROWTH FUND

INVESTMENT OBJECTIVE

The investment objective of the WHG Dividend Growth Fund (the "Fund") is to seek long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                          INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees                                                  0.75%
--------------------------------------------------------------------------------
Other Expenses(1)                                                0.33%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(1)                               0.02%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             1.10%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements               (0.08)%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After                       1.02%
    Fee Reductions and/or Reimbursements (2)
--------------------------------------------------------------------------------

(1) "Other Expenses" and "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.
(2) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net operating expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.00% of the Fund's Institutional Shares' average daily net assets. This contractual arrangement may not be terminated or increased without shareholder approval. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Trust's Board of Trustees (the "Board") may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.00% to recapture all or a portion of its fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. .When acquired fund fees and expenses are added to Other Expenses, net operating expenses are 0.02% higher than the contractual cap.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the 1 year period described in the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
                        $104       $342       $598      $1,333
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to invest primarily in the stocks of domestic and foreign companies of any size, from larger, well-established companies, which are preferred by the Advisor, to smaller companies. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in income producing (dividend paying) equity securities. The Fund will not borrow for investment purposes. The Advisor pursues the Fund's objective by investing primarily in the stocks of companies that exhibit the potential for significant long-term appreciation. The Fund may invest up to 50% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, including American Depositary Receipts. The Fund may also invest up to 10% of its net assets in fixed-income obligations (i.e., U.S. Treasury and agency obligations, corporate debt securities and convertible bonds), up to 5% of which may be in fixed-income securities rated below investment grade ("junk bonds" or "high-yield securities"). Additionally, the Fund may invest in exchange-traded funds ("ETFs"). Investments in equity ETFs are included in the Fund's 80% investment in stocks. The Advisor generally makes use of fundamental analytical techniques that combine quantitative analysis screens with fundamental analysis by the Adviser's equity investment team to determine which particular stocks to purchase and sell, and will consider the sale of securities from the Fund's portfolio when the reasons for the original purchase no longer apply. The Adviser's "quantitative analysis screens" utilize financial data to rank a universe of stocks by quality and valuation factors. The investment team's fundamental analysis includes, but is not limited to, discounted cash flow analysis, assessment of a company's private market value, evidence of a company's ability to reinvest capital in growth initiatives, the ability and resolve of a company to return capital to shareholders through cash dividends and stock repurchases, and a company's ability to generate excess cash beyond operating needs.

The Fund may also invest in Real Estate Investment Trusts ("REITs"). The Fund will typically invest up to 5% of its net assets in REITs, but can invest a higher percentage in REITs if REIT valuations and fundamental prospects are compelling. The Fund will not invest more than 20% of its net assets in REITs.

In addition, the Fund may use index options and individual stock options for hedging purposes. At any one time, the combined value of options may be up to 5% of the Fund's net assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

DERIVATIVES RISK. The Fund may purchase and write call and put options. When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs. Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

Derivatives may be more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund enters into. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of its derivative it positions.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

The Fund can gain market exposure using derivatives by paying a fraction of the market value of the investments underlying those derivatives. Thus, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund. Derivatives may be more volatile than other investments and the Fund may lose more in a derivative than the original cost of opening the derivative position.

DIVIDEND PAYING STOCKS RISK -- The Fund's emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend."

EQUITY RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FIXED INCOME RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, these risks are often magnified for securities rated below investment grade, often referred to as "junk bonds," and adverse changes in economic conditions or market perception are likely to cause issuers of these securities to be unable to meet their obligations to repay principal and interest to investors.

FOREIGN COMPANY RISK. Investing in foreign companies, including direct investments and through ADRs which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

GROWTH STOCKS RISK -- Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

HEDGING RISK. The Fund may purchase and write put and call options on securities and securities indices for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time.

HIGH YIELD BOND RISK. High yield, or non-investment grade or "junk," bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-rated high yield bonds (CCC, CC, or C) are subject to a greater degree of credit risk than higher-rated high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

INVESTMENTS IN ETFS. ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. Similar to REITs, ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

MANAGEMENT RISK - The Fund is subject to the risk that a strategy used by the Fund's management may fail to produce the intended result.

REIT RISK. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

SMALL- AND MID-CAPITALIZATION COMPANY RISK. The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund's predecessor fund, the McCarthy Multi-Cap Stock Fund (the "Predecessor Fund") by showing changes in the Predecessor Fund's Institutional Shares' performance from year to year and by showing how the Predecessor Fund's Institutional Shares' average annual returns for 1 year, 5 year and since inception compare with those of a broad measure of market performance. Of course, the Predecessor Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The Predecessor Fund commenced operations on August 6, 2001. The Predecessor Fund was advised by the same portfolio manager as the Fund, had substantially similar investment objectives, policies and strategies as the Fund, and was subject to substantially similar fees and expenses as the Fund. The performance in the bar chart and table has not been adjusted to reflect the lower net expenses of the Fund.

Following its completed first quarter of operations, updated performance information for the Fund will be available on the Fund's website at www.whgfunds.com or by calling 1-877-FUND-WHG.

The following information illustrates some of the risks of investing in the Fund. The bar chart shows how performance of the Predecessor Fund has varied from calendar year to calendar year.* Returns are based on past results and are not an indication of future performance.

                           2002            (25.12)%
                           2003             32.26%
                           2004             11.12%
                           2005              8.04%
                           2006              7.14%
                           2007              1.41%
                           2008            (31.86)%
                           2009             36.76%

* The Predecessor Fund's year-to-date total return as of September 30, 2010, was 3.29%.

                   BEST QUARTER            WORST QUARTER
                      23.00%                 (21.36)%
                    (06/30/03)              (12/31/08)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2009

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

-----------------------------------------------------------------------------------------------
                                                                                SINCE INCEPTION
                                                           1 YEAR     5 YEARS      (08/06/01)
-----------------------------------------------------------------------------------------------
 PREDECESSOR FUND RETURNS BEFORE TAXES                       36.76%    1.81%         2.70%
-----------------------------------------------------------------------------------------------
 PREDECESSOR FUND RETURNS AFTER TAXES ON DISTRIBUTIONS       36.67%    1.15%         2.28%
-----------------------------------------------------------------------------------------------
 PREDECESSOR FUND RETURNS AFTER TAXES ON DISTRIBUTIONS       24.02%    1.54%         2.31%
 AND SALE OF FUND SHARES
-----------------------------------------------------------------------------------------------
 S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES,    26.46%    0.42%         1.05%
   OR TAXES)
-----------------------------------------------------------------------------------------------

INVESTMENT ADVISER

Westwood Management Corp.

PORTFOLIO MANAGER

Mr. Richard L. Jarvis, Senior Vice President, Investments, has been the portfolio manager for the Fund since its inception in 2010. Mr. Jarvis was also responsible for managing the Predecessor Fund since its inception in August 2001.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-877-FUND-WHG.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, shares of REITs and ADRs, as well as shares of ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK -- The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

FOREIGN COMPANY RISK -- Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT THE FUND'S INVESTMENT STRATEGY

The investment objective of the Fund is to seek long-term growth of capital. The investment objective of the Fund may be changed without shareholder approval, upon 60 days' prior notice to shareholders.

In selecting investments for the Fund, the Adviser generally makes use of fundamental analytical techniques in its investment process. The investment process combines the structure of quantitative analysis with the investment judgment and experience of the Adviser's equity investment team.

The Adviser's goal is to build and maintain a portfolio of companies that:

     o    represent compelling investment value;

     o    will grow shareholder value in the future; and

     o are led by honest and capable managers whose financial interests are properly aligned with shareholders.

COMPELLING INVESTMENT VALUE: The Adviser seeks to purchase shares of companies when they are trading at a compelling discount to the Adviser's assessment of value. The valuation techniques employed by the Adviser include, but are not limited to, discounted cash flow analysis and assessment of a company's private market value.

GROW SHAREHOLDER VALUE IN THE FUTURE: The Adviser seeks evidence that a company's shareholder value will grow in the future. Evidence of future shareholder value growth may be found in a company's ability to reinvest capital in growth initiatives, including accretive acquisitions. Tangible evidence of future shareholder value growth may also be identified by the ability and resolve of a company to return capital to shareholders through cash dividends and stock repurchases. Further, evidence of future shareholder value growth may include, but is not limited to, the following:

     o    the company generates high cash flow returns on its invested capital;

     o the company has an identifiable franchise or market niche, at times referred to as an "economic moat;"

     o the company generates excess cash beyond operating needs, at times referred to as "free cash flow;" and

     o the company has shown discipline in its use of free cash flow -- the Adviser favors companies with a history of returning a portion of its free cash flow to shareholders through a rising stream of cash dividends and timely stock repurchases.

CAPABLE MANAGERS WHOSE FINANCIAL INTERESTS ARE PROPERLY ALIGNED WITH
SHAREHOLDERS: The Adviser evaluates a company's leadership with several objective and subjective measures. Beyond the basic requirement that a company's management is honest and capable, the Adviser seeks evidence that the management's financial interests are properly aligned with shareholders. Such evidence may be derived from, for example, the compensation policies of the company and the extent and nature of company ownership by the company's management and board of directors.

The Adviser will consider the sale of a security from the Fund's portfolio when the reasons for the original purchase no longer apply. Reasons for a sale include, but are not limited to:

     o A deterioration of a company's fundamentals or changes in its industry;

     o    A lack of confidence in a company's management; and

     o A company's market price rises to a level that does not provide adequate appreciation potential.

In pursuing the Fund's investment objective, the Adviser may invest in fixed-income securities when, due to market conditions, the Adviser believes fixed-income securities provide a better risk/reward profile than stocks or other equity securities. Fixed-income securities will primarily consist of obligations of the U.S. Government and its agencies. The Adviser makes its purchase decisions by analyzing the credit quality of the debt issuer. From time to time, the Adviser will invest in corporate debt obligations, including convertible bonds. For corporate debt obligations, the Adviser analyzes interest coverage ratios, debt to equity ratios, cash flow characteristics and liquidation value of the bond issuer. These factors are continually reviewed and, if not met consistently, a fixed-income holding will be considered for sale. It is expected that fixed-income securities in the Fund's portfolio will have an average maturity shorter than ten years.

The fixed-income securities held by the Fund will generally be rated at least "investment grade" by one or more nationally recognized statistical ratings organizations, such as Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Investment grade is a rating "BBB" or above by S&P or "Baa" or above by Moody's. The Adviser may also purchase fixed-income securities that are unrated but are believed by the Adviser to be comparable to investment grade. However, up to 5% of the Fund's net assets may be invested in fixed-income securities rated "BB" by S&P or lower or, if unrated, of comparable quality. Such lower rated securities, often referred to as "junk bonds," may be considered speculative.

The Fund may also invest a portion of its assets in the stock of REITs. The Fund will typically invest up to 5% of its net assets in REITs, but the Fund can invest up to 20% of its net assets in REITs if REIT valuations and fundamental prospects are compelling. REITs can be characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership and other direct investments in land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages secured by real estate, which may secure construction, development, mezzanine or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. Please note that REIT dividends are taxed as ordinary income.

The Adviser may also purchase and write call and put options on securities and securities indices for hedging purposes. At any one time, the combined value of options may be up to 5% of the Fund's net assets.

The Adviser's investment process anticipates a time horizon of three to five years when purchasing a stock or other equity security of a company. There are no limits on portfolio turnover and the Adviser will sell portfolio holdings whenever the Adviser believes the sales would benefit the Fund. It is possible that the Fund may have a higher rate of portfolio turnover. A high rate of portfolio turnover is 100% or more.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only do so if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI. Within 10 days of the end of each calendar quarter, the Fund will post its complete portfolio holdings on the internet at http://www.whgfunds.com.

INVESTMENT ADVISER

Westwood Management Corp., a New York corporation formed in 1983, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of September 30, 2010, the Adviser had approximately $9.876 billion in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its advisory services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for Institutional Shares of the Fund from exceeding 1.00% of the Fund's average daily net assets. This contractual arrangement may not be terminated or increased without shareholder approval. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and 1.00%, to recapture all or a portion of its expense reductions or reimbursements made during the preceding three-year period in which this agreement was in place.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's Semi-Annual Report dated April 30, 2011.

PORTFOLIO MANAGER

Mr. Richard L. Jarvis is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Jarvis joined the Adviser in November 2010 and serves as Senior Vice President, Investments. Prior to joining the Adviser, Mr. Jarvis was associated with McCarthy Group Asset Management, Inc. since its inception in 1987 where he managed public and private accounts. In addition, he founded McCarthy Group Advisors, L.L.C. (formerly, McCarthy Group Asset Management, Inc.) (the "McCarthy Group"). At the McCarthy Group, Mr. Jarvis served as Chief Investment Officer and portfolio manager of the Predecessor Fund since its inception in August 2001. He has managed the Fund since its inception in 2011. Mr. Jarvis has more than 40 years of investment experience.

The Fund's SAI provides additional information about Mr. Jarvis's compensation, other accounts managed, and ownership of Fund shares.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Shares of the Fund.

Institutional Shares are for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-FUND-WHG or log on to the Fund's website at www.whgfunds.com.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

REGULAR MAIL ADDRESS

WHG Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

DST Systems, Inc. c/o
WHG Funds
430 W. 7th Street
Kansas City, MO 64105

BY WIRE

To open an account by wire, call 1-877-FUND-WHG for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA#: 101000695
WHG Funds
DDA # 9871063178
Ref: fund name/account name/account number

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The Fund's price per share will be the net asset value per share ("NAV") next determined after the Fund or authorized institution receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund or authorized institution must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Certain authorized institutions, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the institution receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. To determine whether your institution is authorized to accept purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with an authorized institution, you will have to follow their procedures for transacting with the Fund. Your authorized institution may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through an authorized institution, and the fees they may charge, you should contact your authorized institution directly.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Fund's Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on its primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

MINIMUM PURCHASES

You can open an account with a minimum initial investment of $5,000. The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments. Shareholders must maintain a minimum account value of $5,000. If your account balance drops below $5,000 because of redemptions, you may be required to sell your shares. The Fund reserves the right to waive the minimum initial investment amount and the minimum account value in its sole discretion.

FUND CODES

The reference information listed below will be helpful to you when you contact the Fund to purchase Institutional Shares, check daily NAV or obtain additional information.

FUND NAME                      TICKER SYMBOL     CUSIP        FUND CODE
WHG Dividend Growth Fund

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-877-FUND-WHG.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

Certain redemption requests will require signature guarantees by a bank or member firm of a national securities exchange. For example, signature guarantees may be required if your address of record or banking instructions have recently been changed, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are for the protection of shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

The sale price will be the NAV next determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via Automated Clearing House (ACH) to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $5,000 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

HOW TO EXCHANGE FUND SHARES

At no charge, you may exchange Institutional Shares of the Fund for Institutional Shares of another WHG Fund, which are offered in a separate prospectus, by writing to or calling the Fund. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" and "Shareholder Services" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, because the Fund invests in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than 4 "round trips" into or out of the Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The

Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances, the financial intermediary's market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances, the financial intermediary's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Absent further legislation, the maximum reduced rate on qualified dividend income will cease to apply for taxable years beginning after December 31, 2010 and such income will be subject to tax rates applicable to ordinary income.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

Recent legislation, effective beginning in 2013, provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains. "Net investment income" does not include exempt-interest dividends.

Because it may invest in foreign securities, the Fund may be subject to foreign withholding taxes with respect to dividends or interest that the Fund receives from sources in foreign countries. The Fund may be able to make an election to pass along a tax credit for foreign income taxes it pays. The Fund will notify you if it makes this decision.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

The financial highlights information presented for the Fund is the financial history of the Predecessor Fund, which has been reorganized into the Fund. The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years ended June 30, 2006 through June 30, 2010. Certain information reflects financial results for a single Predecessor Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Fund (assuming re-investment of all dividends and distributions). This information has been audited by the Predecessor Fund's independent registered public accounting firm, whose report, along with the Predecessor Fund's financial statements, is included in the Predecessor Fund's annual report. The Predecessor Fund's most recent annual and semi-annual reports are available upon request.

FOR A PREDECESSOR FUND SHARE OUTSTANDING THROUGHOUT THE YEAR

-------------------------------------------------------------------------------------------
                                                       YEARS ENDED JUNE 30,
-------------------------------------------------------------------------------------------
                                              2010     2009     2008     2007     2006
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $8.14   $10.30   $12.51   $11.54   $11.46
-------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------------------
Net investment income/(loss)                   0.08     0.04     0.02     0.06    (0.01)
-------------------------------------------------------------------------------------------
Net realized and unrealized gain/(loss) on
investments and option contracts written       1.16    (2.11)   (1.07)    1.47     0.73
-------------------------------------------------------------------------------------------
  Total from investment operations             1.24    (2.07)   (1.05)    1.53     0.72
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------
From net investment income                    (0.05)   (0.02)   (0.05)   (0.02)      --
-------------------------------------------------------------------------------------------
From net realized gain on investments and
option contracts written                        --     (0.07)   (1.11)   (0.54)   (0.64)
-------------------------------------------------------------------------------------------
  Total distributions                         (0.05)   (0.09)   (1.16)   (0.56)   (0.64)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $9.33    $8.14   $10.30   $12.51   $11.54
-------------------------------------------------------------------------------------------
TOTAL RETURN                                  15.14%  -19.95%   -8.87%   13.51%    6.18%
-------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
-------------------------------------------------------------------------------------------
Net assets, end of year (in millions)         $52.1    $41.6    $36.9    $44.7    $39.6
-------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets:
-------------------------------------------------------------------------------------------
  Before expense
reimbursement/recoupment(2)                    1.07%    1.19%    1.15%    1.11%    1.43%
-------------------------------------------------------------------------------------------
  After expense
reimbursement/recoupment(2)                    1.10%    1.15%    1.15%    1.15%    1.22%(1)
-------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to
average net assets:
-------------------------------------------------------------------------------------------
   Before expense
reimbursement/recoupment                       0.92%    0.61%    0.19%    0.57%   (0.26%)
-------------------------------------------------------------------------------------------
  After expense                                0.89%    0.65%    0.19%    0.53%   (0.05%)(1)
reimbursement/recoupment
-------------------------------------------------------------------------------------------
Portfolio turnover rate                          50%     100%     104%      62%      75%
-------------------------------------------------------------------------------------------

                                       21

(1) Effective April 6, 2006, the advisor contractually agreed to lower the net annual operating expense limit to 1.15%.

(2) Does not include expenses of the investment companies in which the Predecessor Fund invested.

                                 PRIVACY NOTICE

The Fund recognizes and respects the privacy concerns of its customers. The Fund collects nonpublic personal information about you in the course of doing business with shareholders and investors. "Nonpublic personal information" is personally identifiable financial information about you. For example, it includes information regarding your social security number, account balance, bank account information and purchase and redemption history.

The Fund collects this information from the following sources:

o    Information we receive from you on applications or other forms;

o Information about your transactions with us and our service providers, or others;

o Information we receive from consumer reporting agencies (including credit bureaus).

What information the Fund discloses and to whom the Fund discloses information.

The Fund only discloses nonpublic personal information the Fund collects about shareholders as permitted by law. For example, the Fund may disclose nonpublic personal information about shareholders:

o To government entities, in response to subpoenas or to comply with laws or regulations.

o When you, the customer, direct the Fund to do so or consent to the disclosure.

o To companies that perform necessary services for the Fund, such as shareholder servicing centers that the Fund uses to process your transactions or maintain your account.

o    To protect against fraud, or to collect unpaid debts.

INFORMATION ABOUT FORMER CUSTOMERS.

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices described in this notice.

How the Fund safeguards information.

The Fund conducts its business affairs through trustees, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described above). We restrict access to your personal and account information to those persons who need to know that information in order to provide services to you. The Fund or its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

CUSTOMERS OF OTHER FINANCIAL INSTITUTIONS.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your non-public personal information will be shared with non-affiliated third parties by that entity.

                        THE ADVISORS' INNER CIRCLE FUND

                                   WHG FUNDS

INVESTMENT ADVISER

Westwood Management Corp.
200 Crescent Court, Suite 1200
Dallas, Texas 75201

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated __________, 2011, includes detailed information about the Fund and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Fund's managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL AND SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-877-FUND-WHG (1-877-386-3944)

BY MAIL:      WHG Funds
              P.O. Box 219009
              Kansas City, MO 64121-9009
BY INTERNET:  www.whgfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.

                                                                   [INSERT CODE]